Defiance Nasdaq 100 Income Target ETF
Schedule of Investments
May 31, 2026 (Unaudited)
EXCHANGE TRADED FUNDS - 98.4%	Shares	Value
Invesco QQQ Trust Series 1(a)(b)	59,890	$44,217,386

TOTAL EXCHANGE TRADED FUNDS (Cost $30,881,744)		44,217,386

PURCHASED OPTIONS - 0.3%(c)(d)(e)(f)	Notional Amount	Contracts	Value
Call Options - 0.3%
Nasdaq 100 Stock Index, Expiration: 6/1/2026; Exercise Price: $30,400.00	$42,466,452	14	147,490

TOTAL PURCHASED OPTIONS (Cost $160,831)			147,490

SHORT-TERM INVESTMENTS - 2.1%
Money Market Funds - 2.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.55%(g)	931,237	931,237

TOTAL SHORT-TERM INVESTMENTS (Cost $931,237)		931,237

TOTAL INVESTMENTS - 100.8% (Cost $31,973,812)		$45,296,113
Liabilities in Excess of Other Assets - (0.8)%		(370,674)
TOTAL NET ASSETS - 100.0%		$44,925,439

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	All or a portion of this security has been pledged as collateral for written options. As of May 31, 2026, the total value of securities pledged as collateral is $12,757,997.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	Held in connection with written option contracts. See Schedule of Written Options Contracts for further information.
(f)	Non-income producing security.
(g)	The rate shown represents the 7-day annualized effective yield as of May 31, 2026.

Defiance Nasdaq 100 Income Target ETF
Schedule of Written Options Contracts
May 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.4)%(a)(b)	Notional Amount	Contracts	Value
Call Options - (0.4)%
NASDAQ 100 Stock Index, Expiration: 6/1/2026; Exercise Price: $30,350.00	$(42,466,452)	(14)	$(183,190)

TOTAL WRITTEN OPTIONS (Premiums received $197,702)			$(183,190)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.